UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2010

Date of reporting period: November 30, 2009

Item 1. Schedule of Investments:

Putnam High Yield Trust
The fund's portfolio
11/30/09 (Unaudited)

CORPORATE BONDS AND NOTES (82.6%)(a)
		Principal amount	Value

Advertising and marketing services (0.1%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$1,243,000	$1,221,248
Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014
(PIK)		2,960,700	577,337
			1,798,585

Automotive (2.7%)
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		1,150,000	1,247,750
Allison Transmission, Inc. 144A company guaranty sr.
unsec. notes 11 1/4s, 2015 (PIK)		2,968,000	3,042,200
Dana Corp. escrow sr. notes 5.85s, 2015 (In default)
(F)(NON)		5,483,000	5
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		4,765,000	4,919,863
Ford Motor Credit Co., LLC sr. notes 7 1/4s, 2011		7,705,000	7,691,301
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s,
2010		1,967,000	2,021,093
Ford Motor Credit Corp. sr. unsec. unsub. notes
7 1/2s, 2012		2,275,000	2,254,527
Navistar International Corp. sr. notes 8 1/4s, 2021		3,260,000	3,207,025
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s,
2013		1,985,000	2,039,588
TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	3,040,000	4,101,264
TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$3,350,000	3,098,750
TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		455,000	430,544
TRW Automotive, Inc. 144A sr. notes 8 7/8s, 2017		1,185,000	1,186,481
			35,240,391

Basic materials (8.1%)
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) (NON)(PIK)		4,534,000	17,003
Aleris International, Inc. company guaranty sr. unsec.
sub. notes 10s, 2016 (In default) (NON)		396,000	1,485
Associated Materials, Inc. company guaranty 9 3/4s,
2012		5,011,000	5,092,429
Associated Materials, LLC/Associated Materials
Finance, Inc. 144A sr. sec. notes 9 7/8s, 2016		1,465,000	1,530,925
Builders FirstSource, Inc. company guaranty sr. notes
FRN 4.523s, 2012		4,394,000	4,295,135
Clondalkin Acquisition BV 144A company guaranty sr.
notes FRN 2.299s, 2013 (Netherlands)		3,107,000	2,741,928
Compass Minerals International, Inc. 144A sr. notes
8s, 2019		1,470,000	1,547,175
FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s, 2016
(Australia)		2,565,000	2,795,850
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		12,146,000	13,087,315
Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s,
2011		2,335,000	2,527,638
Graphic Packaging International, Inc. company guaranty
sr. unsec. unsub. notes FRN 9 1/2s, 2017		960,000	1,012,800
HeidelbergCement AG company guaranty sr. unsec. unsub.
notes 8s, 2017 (Germany)	EUR	755,000	1,128,576
HeidelbergCement AG company guaranty sr. unsec. unsub.
notes 7 1/2s, 2014 (Germany)	EUR	505,000	758,751
HeidelbergCement AG company guaranty unsec. unsub.
notes 8 1/2s, 2019 (Germany)	EUR	505,000	770,182
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance,
ULC company guaranty 9 3/4s, 2014		$2,213,000	2,124,480
Huntsman International, LLC company guaranty sr.
unsec. sub. notes Ser. REGS, 6 7/8s, 2013	EUR	1,685,000	2,298,492
International Paper Co. sr. unsec. notes 9 3/8s, 2019		$1,425,000	1,763,438
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012
(In default) (NON)		1,217,000	973,600
Metals USA, Inc. company guaranty sr. notes 11 1/8s,
2015		3,923,000	3,829,829
Momentive Performance Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014		2,738,000	2,614,790
Nalco Co. 144A sr. notes 8 1/4s, 2017		385,000	401,363
NewPage Corp. 144A sr. sec. notes 11 3/8s, 2014		2,760,000	2,718,600
NewPage Holding Corp. sr. unsec. unsub. notes FRN
7.564s, 2013 (PIK)		1,725,631	478,863
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		3,724,000	2,765,070
Novelis, Inc. company guaranty sr. unsec. notes
7 1/4s, 2015		4,589,000	4,141,573
Novelis, Inc. 144A sr. unsec. notes 11 1/2s, 2015		1,030,000	1,071,200
PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s,
2014 (Austria)	EUR	875,000	1,416,083
PE Paper Escrow GmbH 144A sr. notes 12s, 2014 (Austria)		$765,000	839,588
Rhodia SA sr. unsec. notes FRN Ser. REGS, 3.492s, 2013
(France)	EUR	4,145,000	5,623,086
Rockwood Specialties Group, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2014	EUR	950,000	1,431,170
Smurfit Kappa Acquisition 144A company guaranty sr.

notes 7 3/4s, 2019 (Ireland)	EUR	735,000	1,087,828
Smurfit Kappa Funding PLC sr. unsec. sub. notes
7 3/4s, 2015 (Ireland)		$4,392,000	4,194,360
Smurfit-Stone Container Corp. sr. notes unsec. unsub.
notes 8 3/8s, 2012 (In default) (NON)		2,163,000	1,703,363
Solutia, Inc. company guaranty sr. unsec. notes
8 3/4s, 2017		865,000	901,763
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		2,067,000	2,004,990
Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016		2,625,000	2,651,250
Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)		1,615,000	1,885,513
Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)		3,935,000	4,446,550
Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)		1,785,000	2,005,894
Teck Resources, Ltd. sr. unsec. notes 6 1/8s, 2035
(Canada)		1,520,000	1,299,600
Terra Capital, Inc. 144A sr. notes 7 3/4s, 2019		2,000,000	2,130,000
Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B, 4.031s, 2014		1,600,000	1,200,000
Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sub. notes Ser. B, 9 1/8s, 2014		4,508,000	4,147,360
Verso Paper Holdings, LLC/Verso Paper, Inc. 144A sr.
notes 11 1/2s, 2014		2,940,000	3,204,600
			104,661,488

Broadcasting (1.9%)
Clear Channel Communications, Inc. company guaranty
unsec. unsub. notes 10 3/4s, 2016		1,440,000	918,000
Clear Channel Communications, Inc. sr. unsec. notes
7.65s, 2010		1,407,000	1,301,475
Clear Channel Communications, Inc. sr. unsec. notes
5 1/2s, 2014		1,400,000	714,000
DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016		3,000	3,192
DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6 3/8s, 2015		5,530,000	5,682,075
DISH DBS Corp. 144A sr. notes 7 7/8s, 2019		3,620,000	3,647,150
Echostar DBS Corp. company guaranty 7 1/8s, 2016		3,687,000	3,650,130
Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		1,315,000	1,356,094
Umbrella Acquisition, Inc. 144A company guaranty sr.
unsec. unsub. notes 9 3/4s, 2015 (PIK)		3,724,797	2,970,526
Univision Communications, Inc. 144A sr. sec. notes
12s, 2014		635,000	690,563
XM Satellite Radio, Inc. 144A company guaranty sr.
unsec. notes 13s, 2013		3,270,000	3,392,625
XM Satellite Radio, Inc. 144A sr. notes 11 1/4s, 2013		675,000	712,125
Young Broadcasting, Inc. company guaranty sr. sub.
notes 8 3/4s, 2014 (In default) (NON)		1,025,000	5,125
Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) (NON)		3,903,000	39,030
			25,082,110

Building materials (1.4%)
Building Materials Corp. company guaranty notes
7 3/4s, 2014		3,940,000	3,900,600
Owens Corning, Inc. company guaranty unsec. unsub.
notes 9s, 2019		6,720,000	7,358,400
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes
10s, 2013 (in default) (NON)		2,070,000	2,121,750
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub.
notes 8 1/2s, 2014 (In default) (NON)		6,684,000	4,779,060
			18,159,810

Cable television (1.9%)
Adelphia Communications Corp. escrow bonds zero %, 2011		81,000	2,835
Adelphia Communications Corp. escrow bonds zero %, 2010		4,000	140
Adelphia Communications Corp. escrow bonds zero %, 2010		4,000	140
Adelphia Communications Corp. escrow bonds zero %, 2009		2,223,000	77,805
Adelphia Communications Corp. escrow bonds zero %, 2010		2,906,000	101,710
Atlantic Broadband Finance, LLC company guaranty
9 3/8s, 2014		1,781,000	1,774,321
Cablevision Systems Corp. sr. unsec. notes Ser. B, 8s,
2012		1,020,000	1,073,550
Cablevision Systems Corp. 144A sr. notes 8 5/8s, 2017		2,795,000	2,864,875
CCH I Holdings, LLC company guaranty sr. unsec. unsub.
notes 12 1/8s, 2015 (In default) (NON)		168,000	1,680
CCH I, LLC sec. notes 11s, 2015 (In default) (NON)		6,803,000	1,403,119
CCH II, LLC sr. unsec. notes 10 1/4s, 2010
(In default) (NON)		1,714,000	2,133,930
CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010
(In default) (NON)		5,860,000	7,266,400
CCO Holdings LLC/CCO Holdings Capital Corp. sr. unsec.
notes 8 3/4s, 2013 (In default) (NON)		2,170,000	2,389,713
Cequel Communications Holdings I LLC/Cequel Capital
Corp.Capital Corp. 144A sr. notes 8 5/8s, 2017		2,795,000	2,753,075
CSC Holdings, Inc. sr. notes 6 3/4s, 2012		378,000	390,285
CSC Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2014		427,000	448,884
Mediacom Broadband, LLC/Mediacom Broadband Corp. sr.
unsec. unsub. notes 8 1/2s, 2015		750,000	742,500
Mediacom LLC/Mediacom Capital Corp. 144A sr. notes
9 1/8s, 2019		1,650,000	1,674,750
			25,099,712

Capital goods (4.5%)
ACCO Brands Corp. 144A company guaranty sr. sec. notes
10 5/8s, 2015		1,755,000	1,893,206

Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		2,000	1,975
Altra Holdings, Inc. 144A sr. notes 8 1/8s, 2016		1,545,000	1,548,863
BBC Holding Corp. sr. notes 8 7/8s, 2014		4,715,000	4,302,438
BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018		3,730,000	3,860,550
Berry Plastics Escrow Corp. 144A sr. notes 8 1/4s, 2015		1,540,000	1,513,050
Berry Plastics Holding Corp. company guaranty sr.
unsec. sub. notes 10 1/4s, 2016		758,000	641,458
Bombardier, Inc. 144A sr. unsec. notes FRN $3.998,
2013 (Canada)	EUR	2,000	2,796
Crown Americas, LLC/Crown Americas Capital Corp. sr.
notes 7 5/8s, 2013		$2,478,000	2,536,853
Crown European Holdings SA company guaranty sr. sec.
notes 6 1/4s, 2011 (France)	EUR	1,150,000	1,766,946
General Cable Corp. company guaranty sr. unsec. unsub.
notes FRN 2.665s, 2015		$3,918,000	3,438,045
Graham Packaging Co., Inc. company guaranty sr. unsec.
notes 8 1/2s, 2012		1,295,000	1,317,663
L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015		3,055,000	3,005,356
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		7,826,000	8,186,207
Mueller Water Products, Inc. company guaranty sr.
unsec. notes 7 3/8s, 2017		1,355,000	1,219,500
Owens-Brockway Glass Container, Inc. company guaranty
6 3/4s, 2014	EUR	652,000	948,028
RBS Global, Inc./Rexnord Corp. company guaranty sr.
unsec. unsub. notes 9 1/2s, 2014		$4,185,000	4,164,075
Ryerson Tull, Inc. company guaranty sr. sec. notes
12s, 2015		3,708,000	3,772,890
Spirit Aerosystems Inc. 144A company guaranty sr.
notes 7 1/2s, 2017		2,110,000	2,067,800
TD Funding Corp. 144A company guaranty sr. sub. notes
7 3/4s, 2014		735,000	746,025
Titan International, Inc. company guaranty sr. unsec.
notes 8s, 2012		5,133,000	5,017,508
Transdigm, Inc. company guaranty sr. unsec. sub. notes
7 3/4s, 2014		4,241,000	4,294,013
Triumph Group, Inc. 144A sr. sub. notes 8s, 2017		1,510,000	1,510,000
			57,755,245

Coal (1.2%)
Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		7,795,000	7,756,025
Cloud Peak Energy Resources, LLC/Cloud Peak Energy
Finance Corp. 144A company guaranty sr. unsec. notes
8 1/2s, 2019		1,065,000	1,054,350
Cloud Peak Energy Resources, LLC/Cloud Peak Energy
Finance Corp. 144A company guaranty sr. unsec. notes
8 1/4s, 2017		1,065,000	1,049,025
Peabody Energy Corp. company guaranty 7 3/8s, 2016		6,021,000	6,096,263
			15,955,663

Commercial and consumer services (0.9%)
Aramark Corp. company guaranty 8 1/2s, 2015		4,344,000	4,354,860
Corrections Corporation of America company guaranty
sr. notes 7 3/4s, 2017		3,640,000	3,767,400
Lender Processing Services, Inc. company guaranty sr.
unsec. unsub. notes 8 1/8s, 2016		1,757,000	1,853,635
Travelport LLC company guaranty 11 7/8s, 2016		719,000	719,000
Travelport LLC company guaranty 9 7/8s, 2014		1,378,000	1,378,000
			12,072,895

Consumer (1.1%)
Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017		3,756,000	3,718,440
Jarden Corp. company guaranty sr. unsec. notes 8s, 2016		1,120,000	1,153,600
Visant Corp. company guaranty sr. unsec. sub. notes
7 5/8s, 2012		3,982,000	4,001,910
Yankee Acquisition Corp. company guaranty sr. notes
Ser. B, 8 1/2s, 2015		5,757,000	5,613,075
			14,487,025

Consumer staples (3.9%)
Archibald Candy Corp. company guaranty 10s, 2010 (In
default) (F)(NON)		774,063	11,954
Avis Budget Car Rental, LLC company guaranty sr.
unsec. unsub. notes 7 3/4s, 2016		3,742,000	3,349,090
Avis Budget Car Rental, LLC company guaranty sr.
unsec. unsub. notes 7 5/8s, 2014		2,447,000	2,251,240
Chiquita Brands International, Inc. sr. notes 7 1/2s,
2014		3,144,000	3,081,120
Chiquita Brands International, Inc. sr. unsec. unsub.
notes 8 7/8s, 2015		738,000	749,070
Constellation Brands, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2017		257,000	259,570
Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		4,473,000	4,528,913
Dole Food Co. 144A sr. sec. notes 8s, 2016		1,405,000	1,419,050
Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014		1,372,000	1,612,100
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014		3,418,000	3,315,460
Great Atlantic & Pacific Tea Co. 144A sr. notes
11 3/8s, 2015		1,300,000	1,352,000
JBS USA LLC/JBS USA Finance, Inc. 144A sr. notes
11 5/8s, 2014		1,050,000	1,166,813
Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015		1,450,000	1,497,633
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		1,170,000	1,184,625

Revlon Consumer Products 144A company guaranty sr.
notes 9 3/4s, 2015	1,420,000	1,435,975
Rite Aid Corp. company guaranty 9 1/2s, 2017	3,472,000	2,855,720
Rite Aid Corp. sec. notes 7 1/2s, 2017	886,000	801,830
Rite Aid Corp. 144A sr. notes 10 1/4s, 2019	880,000	895,400
RSC Equipment Rental, Inc. 144A sr. sec. notes 10s,
2017	2,260,000	2,435,150
Smithfield Foods, Inc. sr. unsec. notes 7s, 2011	775,000	761,438
Smithfield Foods, Inc. sr. unsec. notes Ser. B,
7 3/4s, 2013	2,640,000	2,448,600
Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014	1,660,000	1,738,850
Spectrum Brands, Inc. sr. unsec. sub. bond zero 12s,
2019 (PIK)	1,749,139	1,661,682
Supervalu, Inc. sr. unsec. notes 8s, 2016	1,865,000	1,902,300
Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	2,508,000	2,834,040
Wendy's/Arby's Restaurants LLC 144A sr. unsec. notes
10s, 2016	4,985,000	5,383,800
		50,933,423

Energy (oil field) (1.8%)
Complete Production Services, Inc. company guaranty
8s, 2016	2,055,000	2,013,900
Helix Energy Solutions Group, Inc. 144A sr. unsec.
notes 9 1/2s, 2016	6,787,000	6,871,838
Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	1,350,000	1,363,500
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	2,114,000	1,973,948
Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	4,200,000	4,100,250
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	1,874,505	1,895,851
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	2,793,000	2,876,790
Stallion Oilfield Services/Stallion Oilfield Finance
Corp. 144A sr. unsec. notes 9 3/4s, 2015
(In default) (NON)	2,837,000	1,659,645
		22,755,722

Entertainment (0.9%)
Cinemark, Inc. 144A company guaranty sr. notes 8 5/8s,
2019	1,470,000	1,514,100
Hertz Corp. company guaranty 8 7/8s, 2014	4,725,000	4,748,625
Marquee Holdings, Inc. sr. disc. notes 12s, 2014	4,678,000	3,835,960
Universal City Development Partners, Ltd. 144A sr.
notes 8 7/8s, 2015	1,075,000	1,045,438
Universal City Development Partners, Ltd. 144A sr.
sub. notes 10 7/8s, 2016	715,000	716,788
		11,860,911

Financials (4.3%)
American General Finance Corp. sr. unsec. notes Ser.
MTN, 5 5/8s, 2011	2,916,000	2,546,511
American General Finance Corp. sr. unsec. notes Ser.
MTNH, 4 5/8s, 2010	2,905,000	2,876,429
American General Finance Corp. sr. unsec. notes Ser.
MTNI, 4 7/8s, 2012	3,475,000	2,897,104
CB Richard Ellis Services, Inc. company guaranty sr.
unsec. sub. notes 11 5/8s, 2017	1,240,000	1,370,200
CIT Group, Inc. sr. unsec. notes 7 5/8s, 2012
(In default) (NON)	2,100,000	1,512,231
CIT Group, Inc. sr. unsec. unsub. notes 5.65s, 2017
(In default) (NON)	1,655,000	1,163,503
CIT Group, Inc. sr. unsec. unsub. notes 5.2s, 2010
(In default) (NON)	1,285,000	913,964
E*Trade Financial Corp. sr. unsec. notes 7 3/8s, 2013	1,695,000	1,567,875
E*Trade Financial Corp. sr. unsec. unsub. notes
12 1/2s, 2017 (PIK)	2,230,000	2,508,750
FelCor Lodging LP 144A sr. sec. notes 10s, 2014 (R)	3,480,000	3,393,000
GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011	780,000	761,598
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 7 1/4s, 2011	2,130,000	2,076,750
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 7s, 2012	2,455,000	2,338,388
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2012	4,210,000	3,988,975
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2011	965,000	928,813
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 6 3/4s, 2014	4,734,000	4,236,930
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 6 5/8s, 2012	1,291,000	1,221,609
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 6s, 2011	4,395,000	4,136,794
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes FRN 2.561s, 2014	624,000	483,600
HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015	1,156,000	1,051,960
iStar Financial, Inc. sr. unsec. unsub. notes 8 5/8s,
2013 (R)	1,245,000	771,900
iStar Financial, Inc. sr. unsec. unsub. notes 5.65s,
2011 (R)	1,640,000	1,148,000
iStar Financial, Inc. sr. unsec. unsub. notes Ser. B,
5.95s, 2013 (R)	805,000	438,725
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	1,345,000	1,361,813
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	2,070,000	1,943,213
Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	2,492,000	2,192,960
Reynolds Group DL Escrow, Inc./Reynolds Group Escrow,
LLC 144A sr. sec. notes 7 3/4s, 2016	2,525,000	2,550,250

SLM Corp. sr. unsec. unsub. notes Ser. MTNA, 5s, 2013	2,960,000	2,572,391
USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.148s, 2014	756,000	601,020
		55,555,256

Gaming and lottery (2.8%)
American Casino & Entertainment Properties LLC 144A
sr. notes 11s, 2014	2,560,000	2,099,200
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	3,072,000	2,503,680
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	945,000	826,875
Harrah's Operating Co., Inc. company guaranty sr. sec.
notes Ser. A144, 10s, 2018	5,856,000	4,450,560
Harrah's Operating Co., Inc. 144A sr. sec. notes
11 1/4s, 2017	2,410,000	2,464,225
Harrahs Operating Escrow, LLC/Harrahs Escrow Corp.
144A sr. sec. notes 11 1/4s, 2017	2,400,000	2,448,000
Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) (NON)	4,615,000	1,107,600
MGM Mirage, Inc. company guaranty 6 3/4s, 2013	673,000	552,701
MGM Mirage, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	1,565,000	1,189,400
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,705
MGM Mirage, Inc. 144A sr. sec. notes 10 3/8s, 2014	485,000	517,738
MTR Gaming Group, Inc. 144A company guaranty sr. notes
12 5/8s, 2014	2,805,000	2,601,638
Penn National Gaming, Inc. company guaranty sr. notes
6 7/8s, 2011	515,000	516,288
Penn National Gaming, Inc. 144A sr. unsec. sub. notes
8 3/4s, 2019	675,000	671,625
Pinnacle Entertainment, Inc. company guaranty sr.
unsec. sub. notes 7 1/2s, 2015	495,000	440,550
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s,
2012	5,139,000	5,139,000
Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s,
2017	725,000	721,375
Station Casinos, Inc. sr. notes 6s, 2012
(In default) (NON)	3,504,000	735,840
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) (NON)	8,703,000	609,210
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. Ser. EXCH, 6 5/8s, 2014	2,215,000	2,120,863
Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	4,580,000	4,763,200
		36,481,273

Health care (7.8%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017	4,425,000	4,679,438
Community Health Systems, Inc. company guaranty
8 7/8s, 2015	2,130,000	2,172,600
DaVita, Inc. company guaranty 6 5/8s, 2013	4,021,000	3,990,843
Elan Finance PLC/Elan Finance Corp. 144A company
guaranty sr. notes 8 3/4s, 2016 (Ireland)	3,550,000	3,359,188
Fresenius US Finance II, Inc. 144A sr. unsec. notes
9s, 2015	1,540,000	1,686,300
HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 (PIK)	4,305,000	4,590,206
HCA, Inc. sr. sec. notes 9 1/4s, 2016	4,830,000	5,107,725
HCA, Inc. sr. sec. notes 9 1/8s, 2014	9,207,000	9,621,315
HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	2,980,000	3,143,900
Health Management Associates, Inc. sr. notes 6 1/8s,
2016	3,165,000	2,903,888
IASIS Healthcare/IASIS Capital Corp. sr. sub. notes
8 3/4s, 2014	360,000	366,300
Omnicare, Inc. company guaranty 6 3/4s, 2013	391,000	378,293
Psychiatric Solutions, Inc. company guaranty 7 3/4s,
2015	4,455,000	4,299,075
Psychiatric Solutions, Inc. 144A sr. sub. notes
7 3/4s, 2015	935,000	897,600
Select Medical Corp. company guaranty 7 5/8s, 2015	5,602,000	5,363,915
Service Corporation International debs. 7 7/8s, 2013	3,506,000	3,400,820
Service Corporation International sr. unsec. unsub.
notes 6 3/4s, 2016	715,000	686,400
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	6,211,000	6,040,198
Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	3,486,000	3,503,430
Surgical Care Affiliates, Inc. 144A sr. sub. notes
10s, 2017	3,850,000	3,349,500
Surgical Care Affiliates, Inc. 144A sr. unsec. notes
8 7/8s, 2015 (PIK)	2,593,061	2,255,963
Talecris Biotherapeutics Holdings Corp. 144A sr.
unsec. notes 7 3/4s, 2016	2,775,000	2,788,875
Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 10s, 2018	1,340,000	1,490,750
Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 9s, 2015	4,510,000	4,769,325
United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	1,000,000	1,020,000
US Oncology Holdings, Inc. sr. unsec. notes FRN
6.428s, 2012 (PIK)	2,130,000	1,917,000
US Oncology, Inc. company guaranty sr. unsec. sub.
notes 10 3/4s, 2014	1,487,000	1,553,915
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s,
2014	6,408,000	6,600,240
Ventas Realty LP/Capital Corp. company guaranty 9s,
2012 (R)	6,916,000	7,253,155
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s,
2014 (R)	1,556,000	1,536,550
		100,726,707

Homebuilding (1.8%)
Beazer Homes USA, Inc. company guaranty sr. unsec.
notes 8 3/8s, 2012		4,320,000	4,017,600
D.R. Horton, Inc. sr. notes 7 7/8s, 2011		4,000	4,140
K. Hovnanian Enterprises, Inc. 144A sr. notes 10 5/8s,
2016		2,465,000	2,514,300
Meritage Homes Corp. company guaranty 6 1/4s, 2015		3,891,000	3,540,810
Meritage Homes Corp. sr. notes 7s, 2014		684,000	649,800
Realogy Corp. company guaranty sr. notes zero %, 2014
(PIK)		746,418	567,278
Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014		9,170,000	7,381,850
Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 7s, 2015		1,690,000	1,491,425
Standard Pacific Corp. company guaranty sr. unsec.
unsub. notes 6 1/4s, 2014		895,000	789,838
Standard Pacific Escrow, LLC 144A sr. notes 10 3/4s,
2016		1,940,000	1,920,600
			22,877,641

Household furniture and appliances (0.2%)
Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016		2,590,000	2,849,000
			2,849,000

Lodging/Tourism (0.5%)
Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016
(R)		117,000	110,858
Host Marriott LP sr. notes 7 1/8s, 2013 (R)		90,000	89,325
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)		3,464,000	3,507,300
Seminole Hard Rock Entertainment, Inc. 144A sr. notes
FRN 2.799s, 2014		2,901,000	2,378,820
			6,086,303

Media (2.2%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015		1,766,000	1,836,640
Affinion Group, Inc. company guaranty 10 1/8s, 2013		2,190,000	2,233,800
Affinity Group, Inc. sr. sub. notes 9s, 2012		4,466,000	3,126,200
Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 10s, 2017		650,000	711,750
Interpublic Group of Companies, Inc. (The) sr. unsec.
notes 6 1/4s, 2014		190,000	178,600
Liberty Media, LLC sr. notes 5.7s, 2013		2,925,000	2,753,156
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014		3,955,000	4,083,538
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 (STP)		3,640,000	3,185,000
NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)		1,979,000	2,033,423
QVC Inc. 144A sr. sec. notes 7 1/2s, 2019		710,000	710,000
Virgin Media Finance PLC company guaranty sr. notes
8 3/8s, 2019 (United Kingdom)		855,000	852,863
Virgin Media Finance PLC company guaranty sr. notes
Ser. 1, 9 1/2s, 2016 (United Kingdom)		1,030,000	1,081,500
Virgin Media Finance PLC company guaranty sr. unsec.
unsub. notes 9 1/2s, 2016 (United Kingdom)	EUR	445,000	708,746
WMG Acquisition Corp. company guaranty sr. sub. notes
7 3/8s, 2014		$1,265,000	1,204,913
WMG Acquisition Corp. 144A sr. sec. notes 9 1/2s, 2016		2,280,000	2,451,000
WMG Holdings Corp. company guaranty sr. unsec. disc.
notes stepped-coupon zero % (9 1/2s, 12/15/09), 2014
(STP)		655,000	654,181
			27,805,310

Oil and gas (8.0%)
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017		4,203,000	3,719,655
Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015		790,000	827,525
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		4,547,000	4,592,470
Compton Petroleum Corp. company guaranty 7 5/8s, 2013
(Canada)		5,369,000	3,999,905
Comstock Resources, Inc. company guaranty sr. unsub.
notes 8 3/8s, 2017		2,645,000	2,658,225
Comstock Resources, Inc. sr. notes 6 7/8s, 2012		4,120,000	4,120,000
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)		4,277,000	3,699,605
Connacher Oil and Gas, Ltd. 144A sr. sec. notes
11 3/4s, 2014 (Canada)		2,435,000	2,654,150
Denbury Resources, Inc. company guaranty sr. sub.
notes 9 3/4s, 2016		475,000	502,313
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		4,012,000	3,981,910
Encore Acquisition Co. sr. sub. notes 6s, 2015		4,513,000	4,501,718
Ferrellgas LP/Finance sr. notes 8 3/4s, 2012		195,000	195,488
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		5,849,000	5,615,040
Ferrellgas Partners LP sr. unsec. notes Ser. UNRE,
6 3/4s, 2014		374,000	359,040
Forest Oil Corp. sr. notes 8s, 2011		4,280,000	4,397,700
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr.
unsec. notes 7 3/4s, 2015		2,100,000	2,021,250
Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s,
2018		490,000	488,775
Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s,

2014	6,054,000	6,008,595
OPTI Canada, Inc. company guaranty sr. sec. notes
8 1/4s, 2014 (Canada)	2,275,000	1,820,000
OPTI Canada, Inc. company guaranty sr. sec. notes
7 7/8s, 2014 (Canada)	5,000,000	3,975,000
OPTI Canada, Inc. 144A sr. notes 9s, 2012 (Canada)	265,000	264,338
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	4,421,000	4,586,788
PetroHawk Energy Corp. company guaranty sr. unsec.
notes 10 1/2s, 2014	585,000	633,263
Petroleum Development Corp. company guaranty sr.
unsec. notes 12s, 2018	3,245,000	3,277,450
Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	787,000	779,130
Plains Exploration & Production Co. company guaranty
7s, 2017	4,966,000	4,717,700
Quicksilver Resources, Inc. company guaranty 7 1/8s,
2016	1,017,000	917,843
Quicksilver Resources, Inc. company guaranty sr.
unsec. notes 8 1/4s, 2015	1,223,000	1,216,885
Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	1,585,000	1,761,331
Range Resources Corp. company guaranty sr. unsec. sub.
notes 7 1/2s, 2017	790,000	795,925
Sabine Pass LNG LP sec. notes 7 1/2s, 2016	4,446,000	3,690,180
Sabine Pass LNG LP sr. sec. notes 7 1/4s, 2013	745,000	661,188
SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. FRN 3.915s, 2014	1,768,000	1,495,290
SandRidge Energy, Inc. 144A company guaranty sr.
unsec. unsub. notes 8s, 2018	5,452,000	5,138,510
Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	6,900,000	6,762,000
Whiting Petroleum Corp. company guaranty 7s, 2014	2,107,000	2,107,000
Williams Cos., Inc. (The) notes 7 3/4s, 2031	640,000	692,959
Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012	22,000	24,140
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	1,395,000	1,556,627
Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	732,000	806,585
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	1,915,000	1,959,148
		103,982,644

Publishing (0.5%)
American Media Operations, Inc. 144A sr. sub. notes
14s, 2013 (PIK)	3,730,636	2,275,688
American Media Operations, Inc. 144A sr. unsec. notes
9s, 2013 (PIK)	304,866	185,968
Belo Corp. sr. unsec. unsub. notes 8s, 2016	695,000	700,213
Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	2,429,000	2,422,928
Quebecor Media, Inc. sr. unsec. notes Ser. *, 7 3/4s,
2016 (Canada)	918,000	885,870
		6,470,667

Regional Bells (1.2%)
Cincinnati Bell, Inc. company guaranty 7s, 2015	1,988,000	1,913,450
Frontier Communications Corp. sr. unsec. notes 8 1/4s,
2014	450,000	462,375
Frontier Communications Corp. sr. unsec. notes 8 1/8s,
2018	4,225,000	4,235,563
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	4,660,000	4,945,425
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	2,586,000	2,275,680
Qwest Corp. 144A sr. unsec. notes 8 3/8s, 2016	750,000	783,750
Valor Telecommunications Enterprises LLC/Finance Corp.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2015	495,000	509,850
		15,126,093

Retail (2.6%)
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s,
2014	2,771,000	2,493,900
Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	3,666,000	3,794,310
Dollar General Corp. company guaranty sr. unsec. notes
10 5/8s, 2015	1,644,000	1,791,960
Harry & David Operations Corp. company guaranty sr.
unsec. notes 9s, 2013	3,279,000	2,328,090
Harry & David Operations Corp. company guaranty sr.
unsec. notes FRN 5.361s, 2012	1,012,000	705,870
Michaels Stores, Inc. company guaranty 11 3/8s, 2016	4,555,000	4,532,225
Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 (PIK)	6,290,434	5,677,117
Neiman-Marcus Group, Inc. company guaranty sr. unsec.
sub. notes 10 3/8s, 2015	1,415,000	1,277,038
Toys R Us Property Co., LLC 144A company guaranty sr.
unsec. notes 10 3/4s, 2017	4,475,000	4,777,063
Toys R Us Property Co., LLC 144A sr. notes 8 1/2s, 2017	2,400,000	2,388,000
United Auto Group, Inc. company guaranty 7 3/4s, 2016	4,421,000	4,277,318
		34,042,891

Technology (4.9%)
Advanced Micro Devices, Inc. 144A sr. unsec. notes
8 1/8s, 2017	1,900,000	1,793,125
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013	965,000	960,175
Avago Technologies Finance company guaranty sr. unsec.
notes FRN 5.861s, 2013 (Singapore)	16,000	16,010
Avago Technologies Finance company guaranty sr. unsec.
sub. notes 11 7/8s, 2015 (Singapore)	1,043,000	1,142,085
Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 (PIK)	1,685,000	1,583,900

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		3,360,000	3,208,800
Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s,
2015		1,462,000	1,483,930
First Data Corp. company guaranty sr. unsec. notes
9 7/8s, 2015		4,810,000	4,280,900
First Data Corp. company guaranty sr. unsec. notes
10.55s, 2015 (PIK)		8,169,340	6,821,399
First Data Corp. company guaranty sr. unsec. sub.
notes 11 1/4s, 2016		3,375,000	2,784,375
Freescale Semiconductor, Inc. company guaranty sr.
unsec. notes 9 1/8s, 2014 (PIK)		2,945,000	2,385,450
Freescale Semiconductor, Inc. company guaranty sr.
unsec. notes 8 7/8s, 2014		2,846,000	2,419,100
Freescale Semiconductor, Inc. company guaranty sr.
unsec. sub. notes 10 1/8s, 2016		3,728,000	2,618,920
Iron Mountain, Inc. company guaranty 8 3/4s, 2018		698,000	723,303
Iron Mountain, Inc. company guaranty 7 3/4s, 2015		112,000	112,280
Iron Mountain, Inc. company guaranty 6 5/8s, 2016		211,000	206,780
Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020		1,073,000	1,078,365
Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		1,730,000	1,768,925
Lucent Technologies, Inc. unsec. debs. 6.45s, 2029		529,000	407,330
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) (F)(NON)		2,748,000	3,435
NXP BV/NXP Funding, LLC sec. notes Ser. EXCH, 7 7/8s,
2014 (Netherlands)		3,755,000	3,191,750
Sanmina Corp. company guaranty sr. unsec. sub. notes
6 3/4s, 2013		910,000	887,250
Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		410,000	398,725
Seagate Technology International 144A company guaranty
sr. sec. notes 10s, 2014 (Cayman Islands)		1,085,000	1,185,363
SunGard Data Systems, Inc. company guaranty 10 1/4s,
2015		3,607,000	3,697,175
SunGard Data Systems, Inc. company guaranty 9 1/8s,
2013		7,034,000	7,139,510
SunGard Data Systems, Inc. company guaranty sr. unsec.
unsub. notes 10 5/8s, 2015		589,000	624,340
Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013		3,058,000	2,973,905
Unisys Corp. sr. unsec. unsub. notes 12 1/2s, 2016		835,000	818,300
Unisys Corp. 144A company guaranty sr. sub. notes
14 1/4s, 2015		4,285,000	4,809,913
Xerox Capital Trust I company guaranty 8s, 2027		1,647,000	1,614,060
			63,138,878

Telecommunications (6.4%)
CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A
sr. sec. notes 7 3/4s, 2017		1,095,000	1,157,963
Clearwire Communications, LLC/Clearwire Finance, Inc.
144A company guaranty sr. notes 12s, 2015		3,545,000	3,496,256
Clearwire Communications, LLC/Clearwire Finance, Inc.
144A company guaranty sr. notes 12s, 2015		2,640,000	2,620,200
Digicel Group, Ltd. 144A sr. notes 8 1/4s, 2017
(Jamaica)		2,540,000	2,482,850
Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015
(Jamaica)		2,104,000	2,040,880
Global Crossing, Ltd. 144A sr. sec. notes 12s, 2015
(United Kingdom)		305,000	324,825
Inmarsat Finance PLC 144A company guaranty sr. notes
7 3/8s, 2017 (United Kingdom)		2,065,000	2,085,650
Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		7,644,000	8,207,745
Intelsat Bermuda, Ltd. 144A company guaranty sr.
unsec. notes 11 1/4s, 2017 (Bermuda)		3,210,000	3,177,900
Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes stepped-coupon zero %
(9 1/4s, 2/1/10), 2015 (Bermuda) (STP)		2,118,000	2,128,590
Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes stepped-coupon Ser. *, zero
% (9 1/2s, 2/1/10), 2015 (Bermuda) (STP)		2,715,000	2,728,575
Intelsat Subsidiary Holding Co., Ltd. company guaranty
sr. unsec. notes Ser. *, 8 7/8s, 2015 (Bermuda)		1,825,000	1,852,375
Intelsat Subsidiary Holding Co., Ltd. company guaranty
sr. unsec. notes Ser. *, 8 1/2s, 2013 (Bermuda)		1,907,000	1,914,151
Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		4,817,000	4,251,003
Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		1,088,000	911,200
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		6,625,000	6,641,563
Nextel Communications, Inc. company guaranty sr.
unsec. notes Ser. D, 7 3/8s, 2015		6,135,000	5,674,875
NII Capital Corp. 144A company guaranty sr. notes 10s,
2016		1,090,000	1,155,400
Nordic Telephone Co. Holdings ApS 144A sr. sec. bond
8 7/8s, 2016 (Denmark)		931,000	977,550
PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		1,371,000	1,276,744
SBA Telecommunications, Inc. 144A company guaranty sr.
notes 8 1/4s, 2019		1,175,000	1,222,000
SBA Telecommunications, Inc. 144A company guaranty sr.
notes 8s, 2016		2,360,000	2,430,800
Sprint Capital Corp. company guaranty 6 7/8s, 2028		6,828,000	5,121,000
Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,460,000	1,423,500
West Corp. company guaranty 9 1/2s, 2014		3,843,000	3,746,925
Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Netherlands)		2,900,000	3,219,000
Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Netherlands)	EUR	400,000	662,558
Windstream Corp. company guaranty 8 5/8s, 2016		$6,072,000	6,117,540

Windstream Corp. company guaranty 8 1/8s, 2013	4,050,000	4,141,125
		83,190,743

Telephone (0.7%)
Cricket Communications, Inc. company guaranty 9 3/8s,
2014	3,612,000	3,476,550
Cricket Communications, Inc. 144A sr. sec. notes
7 3/4s, 2016	1,855,000	1,831,813
GIC, Inc. 144A sr. notes 8 5/8s, 2019	695,000	695,000
iPCS, Inc. company guaranty sr. notes FRN 2.406s, 2013	1,128,000	995,460
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	902,000	892,980
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	1,732,000	1,779,630
		9,671,433

Textiles (0.8%)
Hanesbrands, Inc. company guaranty sr. unsec. notes
FRN Ser. B, 4.593s, 2014	5,820,000	5,252,550
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	972,000	1,003,590
Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	3,490,000	3,655,775
		9,911,915

Tire and rubber (0.4%)
Goodyear Tire & Rubber Co. (The) sr. unsec. notes
10 1/2s, 2016	4,820,000	5,181,500
		5,181,500

Transportation (0.6%)
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	3,652,000	3,533,310
RailAmerica, Inc. 144A company guaranty sr. notes
9 1/4s, 2017	2,046,000	2,138,070
Trico Shipping AS 144A sr. notes 11 7/8s, 2014 (Norway)	1,735,000	1,758,856
		7,430,236

Utilities and power (6.5%)
AES Corp. (The) sr. unsec. notes 8s, 2020	1,291,000	1,278,090
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,655,000	1,650,863
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	3,600,000	3,672,000
AES Corp. (The) 144A sr. notes 9 3/4s, 2016	270,000	290,925
Ameren Corp. sr. unsec. notes 8 7/8s, 2014	2,455,000	2,775,391
Calpine Corp. 144A sr. sec. notes 7 1/4s, 2017	4,228,000	3,953,180
CMS Energy Corp. sr. notes 8 1/2s, 2011	1,164,000	1,213,660
Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	3,247,000	3,349,300
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	4,885,000	4,604,113
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	1,916,000	1,561,540
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	435,000	395,850
Edison Mission Energy sr. unsec. notes 7.2s, 2019	1,900,000	1,377,500
Edison Mission Energy sr. unsec. notes 7s, 2017	60,000	43,800
El Paso Corp. sr. unsec. notes Ser. GMTN, 7.8s, 2031	121,000	113,286
El Paso Corp. sr. unsec. notes 12s, 2013	855,000	978,975
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	1,908,067
Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	776,000	752,720
Energy Future Intermediate Holdings Co., LLC sr. notes
Ser. *, 9 3/4s, 2019	948,000	907,710
Inergy LP/Inergy Finance Corp. sr. unsec. notes
6 7/8s, 2014	6,839,000	6,616,733
Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	1,754,000	1,815,390
Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s,
2016	562,000	560,595
Mirant Americas Generation, Inc. sr. unsec. notes
8.3s, 2011	3,936,000	4,014,720
Mirant North America, LLC company guaranty 7 3/8s, 2013	4,782,000	4,710,270
NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016	935,000	1,130,970
NRG Energy, Inc. company guaranty 7 3/8s, 2017	2,440,000	2,433,900
NRG Energy, Inc. sr. notes 7 3/8s, 2016	13,325,000	13,258,375
Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	4,255,000	4,372,013
Sierra Pacific Power Co. general ref. mtge. 6 1/4s,
2012	1,114,000	1,188,094
Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	4,467,000	4,617,761
Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes Ser. *, 7.2s, 2011	1,511,000	1,589,031
Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes Ser. *, 7s, 2012	2,505,000	2,711,788
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s,
2028	639,000	685,696
Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s,
2019	2,755,000	3,388,750
Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	156,000	163,698
		84,084,754

Total corporate bonds and notes (cost $1,076,768,001)		$1,070,476,224

SENIOR LOANS (7.9%)(a)(c)
	Principal amount	Value

Automotive (0.4%)
Allison Transmission, Inc. bank term loan FRN Ser. B,
3.014s, 2014	$4,474,469	$3,915,160
TRW Automotive, Inc. bank term loan FRN Ser. B,
6 1/4s, 2014	1,022,989	1,019,633

		4,934,793

Basic materials (0.1%)
Lyondell Chemical Co. bank term loan FRN 13s, 2009 (U)	490,000	506,538
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. H, 6s, 2014	518,319	522,206
		1,028,744

Broadcasting (0.3%)
Clear Channel Communications, Inc. bank term loan FRN
Ser. B, 3.673s, 2016	1,770,000	1,331,925
Univision Communications, Inc. bank term loan FRN
Ser. B, 2.533s, 2014	4,027,282	3,297,337
		4,629,262

Capital goods (0.5%)
Hawker Beechcraft Acquisition Co., LLC bank term loan
FRN 2.383s, 2014	66,927	49,961
Hawker Beechcraft Acquisition Co., LLC bank term loan
FRN Ser. B, 2.256s, 2014	1,330,430	993,166
Hexcel Corp. bank term loan FRN 6 1/2s, 2014	487,500	488,719
Manitowoc Co., Inc. (The) bank term loan FRN Ser. A,
4.813s, 2013	2,643,553	2,534,506
Sensata Technologies BV bank term loan FRN 2.031s,
2013 (Netherlands)	308,219	272,389
Sequa Corp. bank term loan FRN 3.881s, 2014	1,588,040	1,371,670
Wesco Aircraft Hardware Corp. bank term loan FRN
2 1/2s, 2013	840,000	789,075
		6,499,486

Communication services (0.6%)
Cebridge Connections, Inc. bank term loan FRN 4.757s,
2014	1,210,000	1,152,525
Charter Communications, Inc. bank term loan FRN
6 3/4s, 2014	2,430,000	2,126,250
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2015	1,604,664	1,241,609
Skype Technologies SA bank term loan FRN Ser. B, 9s,
2014 (Luxembourg)	2,495,000	2,516,208
Towerco, LLC bank term loan FRN 6s, 2014	755,000	755,944
		7,792,536

Consumer cyclicals (2.6%)
Building Materials Holdings Corp. bank term loan FRN
3s, 2014	2,238,764	2,024,962
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s,
2012	3,451,056	3,278,503
Chester Down & Marina, LLC bank term loan FRN 12 3/8s,
2016	1,805,000	1,800,488
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 7s, 2014	913,397	819,774
Federal Mogul Corp. bank term loan FRN Ser. B, 2.178s,
2014	2,221,554	1,672,830
Federal Mogul Corp. bank term loan FRN Ser. C, 2.178s,
2015	1,133,446	853,485
GateHouse Media, Inc. bank term loan FRN Ser. B,
2 1/4s, 2014	2,399,620	820,156
GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.241s, 2014	895,380	306,029
Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 6 1/2s, 2011	3,499,650	3,496,735
QVC, Inc. bank term loan FRN 5.737s, 2014	342,265	341,837
Reynolds Consumer Products, Inc. bank term loan FRN
Ser. B, 6 1/4s, 2015	1,530,000	1,526,175
Six Flags Theme Parks bank term loan FRN 2 1/2s, 2015	5,086,585	4,867,862
Thomas Learning bank term loan FRN Ser. B, 2.74s, 2014	5,403,880	4,604,105
Travelport, LLC. bank term loan FRN Ser. C, 7.783s,
2013	508,725	509,149
Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014
(In default) (NON)	8,650,500	4,440,587
United Components, Inc. bank term loan FRN Ser. D,
2 1/4s, 2012	527,778	482,917
Visteon Corp. bank term loan FRN Ser. B, 5 1/4s, 2013	1,860,000	1,732,901
		33,578,495

Consumer staples (0.6%)
Claire's Stores, Inc. bank term loan FRN 3.033s, 2014	1,581,908	1,231,911
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 2.994s, 2014	2,570,192	2,328,594
Revlon Consumer Products bank term loan FRN Ser. B,
4.294s, 2012	1,470,000	1,411,200
Rite-Aid Corp. bank term loan FRN 9 1/2s, 2015	2,065,000	2,123,508
Rite-Aid Corp. bank term loan FRN Ser. B, 1.997s, 2014	329,975	282,541
		7,377,754

Entertainment (0.2%)
Universal City Development Partners, Ltd. bank term
loan FRN Ser. B, 6 1/2s, 2014	3,200,000	3,183,002
		3,183,002

Financials (0.3%)

CB Richard Ellis Services, Inc. bank term loan FRN
Ser. B, 6s, 2013	1,196,502	1,147,894
HUB International Holdings, Inc. bank term loan FRN
6 3/4s, 2014	1,385,000	1,362,494
Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.281s, 2014	1,145,028	955,741
		3,466,129

Gaming and lottery (0.1%)
Harrah's Operating Co., Inc. bank term loan FRN
Ser. B, 9 1/2s, 2016	860,000	832,265
		832,265

Health care (0.8%)
Fenwal, Inc. bank term loan FRN 5.622s, 2014	500,000	420,000
Healthsouth Corp. bank term loan FRN 4.05s, 2014	1,584,596	1,492,821
Healthsouth Corp. bank term loan FRN Ser. B, 2.55s,
2013	1,925,289	1,790,519
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 5.531s, 2014	6,966,215	6,159,298
Select Medical Corp. bank term loan FRN Ser. B,
2.267s, 2012	434,398	411,592
		10,274,230

Homebuilding (0.1%)
Realogy Corp. bank term loan FRN 0.166s, 2013	233,183	197,719
Realogy Corp. bank term loan FRN Ser. B, 3.287s, 2013	866,106	734,386
		932,105

Media (--%)
Nielsen Finance LLC/Nielsen Finance Co. bank term loan
FRN Ser. B, 3.992s, 2016	334,978	306,156
Nielsen Finance LLC/Nielsen Finance Co. bank term loan
FRN Ser. TA, 2.242s, 2013	160,829	144,516
		450,672

Oil and gas (--%)
Targa Resources, Inc. bank term loan FRN 2.243s, 2012	99,573	96,408
Targa Resources, Inc. bank term loan FRN Ser. C,
0.158s, 2012	75,810	73,400
		169,808

Retail (0.2%)
Dollar General Corp. bank term loan FRN Ser. B1,
3.011s, 2013	2,518,688	2,358,751
Michaels Stores, Inc. bank term loan FRN Ser. B,
2.544s, 2013	650,676	559,853
		2,918,604

Technology (0.1%)
Compucom Systems, Inc. bank term loan FRN 3 3/4s, 2014	1,088,160	1,022,870
Freescale Semiconductor, Inc. bank term loan FRN
12 1/2s, 2014	234,835	239,923
		1,262,793

Telecommunications (--%)
Level 3 Financing, Inc. bank term loan FRN Ser. B,
11 1/2s, 2014	235,000	249,100
		249,100

Utilities and power (1.0%)
Calpine Corp. bank term loan FRN Ser. B, 3.165s, 2014	841,015	766,585
Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 3.742s, 2014	8,043,856	5,991,667
Energy Future Holdings Corp. bank term loan FRN
Ser. B3, 3.742s, 2014	8,050,601	5,946,262
		12,704,514

Total senior loans (cost $112,346,529)		$102,284,292

CONVERTIBLE BONDS AND NOTES (3.5%)(a)
	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$2,120,000	$1,685,400
Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s,
2015	1,980,000	1,737,450
Advanced Micro Devices, Inc. cv. sr. unsec. notes
5 3/4s, 2012	1,919,000	1,878,221
Alexandria Real Estate Equities, Inc. 144A cv. company
guaranty sr. unsec. notes 3.7s, 2027 (R)	2,145,000	1,994,850
Alliant Techsystems, Inc. cv. company guaranty sr.
sub. notes 3s, 2024	2,170,000	2,669,100
Digital Realty Trust LP 144A cv. sr. unsec. notes
5 1/2s, 2029 (R)	1,665,000	2,144,703
Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	1,650,000	1,881,000
General Cable Corp. cv. company guaranty sr. unsec.
notes 1s, 2012	1,799,000	1,661,826
Global Crossing, Ltd. cv. sr. unsec. notes 5s, 2011	1,290,000	1,225,281
International Game Technology 144A cv. sr. unsec.

notes 3 1/4s, 2014	1,560,000	1,912,560
L-3 Communications Holdings, Inc. 144A cv. company
guaranty sr. unsec. bonds 3s, 2035	2,016,000	2,061,360
Leap Wireless International, Inc. cv. sr. unsec. notes
4 1/2s, 2014	1,575,000	1,236,375
Level 3 Communications, Inc. cv. sr. unsec. unsub.
notes 3 1/2s, 2012	1,880,000	1,588,600
Massey Energy Co. cv. company guaranty sr. unsub.
notes 3 1/4s, 2015	6,564,000	5,415,300
Maxtor Corp. cv. company guaranty sr. unsec. unsub.
deb. 2 3/8s, 2012	2,285,000	2,433,525
NII Holdings, Inc. 144A cv. sr. unsec. notes 3 1/8s,
2012	831,000	751,016
Pantry, Inc. (The) cv. company guaranty sr. unsec.
sub. notes 3s, 2012	4,669,000	3,904,451
Safeguard Scientifics, Inc. cv. sr. unsec. notes
2 5/8s, 2024	382,000	357,170
SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	1,783,000	1,589,099
Sirius Satellite Radio, Inc. cv. sr. unsec. notes
3 1/4s, 2011	2,125,000	1,859,375
Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	930,000	1,125,300
Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s,
2036	2,429,000	1,836,931
Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s,
2016	1,625,000	1,889,063
XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec.
sub. notes 7s, 2014	657,000	499,320

Total convertible bonds and notes (cost $38,940,839)		$45,337,276

COMMON STOCKS (1.9%)(a)
	Shares	Value

AboveNet, Inc. (NON)	5,060	$259,578
AES Corp. (The) (NON)	43,210	550,495
Alliance Imaging, Inc. (NON)	340,211	2,014,049
American Media, Inc. 144A (F) (NON)	63,915	6
Avis Budget Group, Inc. (NON)	70,380	686,205
Bohai Bay Litigation, LLC Escrow (F) (NON)(AFF)	3,899	12,165
Chesapeake Energy Corp.	35,700	853,944
Dana Holding Corp. (NON)	120,744	879,016
Decrane Aircraft Holdings, Inc. (F)(NON)	29,311	29
El Paso Corp.	120,275	1,149,829
FelCor Lodging Trust, Inc. (NON)(R)	152,730	514,700
Interpublic Group of Companies, Inc. (The) (NON)	194,410	1,230,615
Louisiana-Pacific Corp. (NON)	199,010	1,241,822
PetroHawk Energy Corp. (NON)	78,940	1,763,520
Public Service Enterprise Group, Inc.	58,200	1,825,152
Qwest Communications International, Inc.	310,391	1,132,927
Sealy Corp. (NON)	565,495	1,515,527
Service Corporation International	240,756	1,858,636
Spectrum Brands, Inc. (NON)	209,559	4,610,298
Talecris Biotherapeutics Holdings Corp. (NON)	62,655	1,174,781
Vertis Holdings, Inc. (F)(NON)	135,886	136
Williams Cos., Inc. (The)	66,735	1,327,359

Total common stocks (cost $28,910,302)		$24,600,789

CONVERTIBLE PREFERRED STOCKS (0.8%)(a)
	Shares	Value

Crown Castle International Corp. $3.125 cum. cv. pfd.	55,412	$3,186,190
Dole Food Automatic Exchange 144A 7.00% cv. pfd. (NON)	103,165	1,182,271
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	23,535	2,780,072
Great Plains Energy, Inc. $6.00 cv. pfd.	41,025	2,575,960
Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd.
(In default) (NON)	4,338	13,665

Total convertible preferred stocks (cost $11,769,159)		$9,738,158

PREFERRED STOCKS (0.2%)(a)
	Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. (PIK)	21,000	$147,000
GMAC, Inc. 144A 7.00% cum. pfd.	4,142	2,506,040

Total preferred stocks (cost $1,609,154)		$2,653,040

FOREIGN GOVERNMENT BONDS AND NOTES (0.2%)(a)
	Principal amount	Value

Argentina (Republic of) bonds FRB 0.578s, 2013	$4,885,000	$2,076,125

Total foreign government bonds and notes (cost $1,880,725)		$2,076,125

WARRANTS (0.0%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	977	$81,091
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	--
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	--
New ASAT (Finance), Ltd. (Cayman Islands) (F) (NON)	2/01/11	0.01	714,514	--
Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	4,137	173,812
Vertis Holdings, Inc. (F) (NON)	10/18/15	$0.01	9,578	1
ZSC Specialty Chemicals PLC 144A (United Kingdom)	6/30/11	0.01	269,866	2,699
ZSC Specialty Chemicals PLC (Preferred) 144A (United
Kingdom)	6/30/11	0.01	269,866	2,699

Total warrants (cost $554,422)				$260,302

MORTGAGE-BACKED SECURITIES (0.0%)(a)

	Principal amount	Value

Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040	$2,190,000	$142,350
Ser. 04-1A, Class K, 5.45s, 2040	880,000	48,400
Ser. 04-1A, Class L, 5.45s, 2040	400,000	18,000

Total mortgage-backed securities (cost $2,745,948)		$208,750

SHORT-TERM INVESTMENTS (1.1%)(a)
	Principal amount/shares	Value

Putnam Money Market Liquidity Fund (e)	13,490,560	$13,490,560
U.S. Treasury Bills for an effective yield of 0.70%,
December 17, 2009 (SEGSF)	$350,000	349,892

Total short-term investments (cost $13,840,452)		$13,840,452

TOTAL INVESTMENTS

Total investments (cost $1,289,365,531) (b)		$1,271,475,408

FORWARD CURRENCY CONTRACTS TO SELL at 11/30/09 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	(depreciation)

Euro	$20,540,737	$20,284,004	12/17/09	$(256,733)

Total				$(256,733)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/09 (Unaudited)
		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Nalco Co., 7.75%,
11/15/11	Ba2	$--	$1,160,000	9/20/12	350 bp	$36,497

JPMorgan Chase Bank, N.A.
Claire's Stores,
9 5/8%, 6/1/15	Caa1	--	730,000	6/20/12	230 bp	(171,765)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	--	715,000	6/20/13	595 bp	(16,821)

Morgan Stanley Capital Services, Inc.
Nalco Co., 7.75%,
11/15/11	Ba2	--	1,190,000	9/20/12	330 bp	30,617

Nalco Co., 7.75%,
11/15/11	Ba2	--	1,445,000	3/20/13	460 bp	92,772

Total						$(28,700)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's, Standard & Poor's or Fitch ratings are believed to be the most recent ratings available at November 30, 2009.

Key to holding's currency abbreviations

EUR	Euro

Key to holding's abbreviations

FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNH	Medium Term Notes Class H
MTNI	Medium Term Notes Class I

NOTES

(a) Percentages indicated are based on net assets of $1,296,382,745.

(b) The aggregate identified cost on a tax basis is $1,292,951,601, resulting in gross unrealized appreciation and depreciation of $1,254,048,998 and $1,275,525,191, respectively, or net unrealized depreciation of $21,476,193.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend
Affiliates	cost	proceeds	income	Value

Bohai Bay Litigation, LLC Escrow	$--	$--	$--	$12,165

Totals	$--	$--	$--	$12,165

Market values are shown for those securities affiliated at period end.

(SEGSF) This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at November 30, 2009.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at November 30, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

(e) The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $3,759 for the period ended November 30, 2009. During the period ended November 30, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $97,607,952 and $89,286,916, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures ("ASC 820") disclosures based on the securities valuation inputs.

(R) Real Estate Investment Trust.

(U) This security, in part or in entirety, represents unfunded loan commitments. As of November 30, 2009, the fund had unfunded loan commitments of $163,283, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Lyondell Chemical Co.	$163,283

Totals	$163,283

At November 30, 2009, liquid assets totaling $5,526,867 have been segregated to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at November 30, 2009.

The dates shown on debt obligations are the original maturity dates.

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported-- as in the case of some securities traded over-the-counter-- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam

Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings) . Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. The fund had an average contract amount of approximately $18,100,000 on Forward currency contracts for the period ended November 30, 2009.

Credit default contracts: The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. The fund had an average notional amount of approximately $6,000,000 on Credit default swap contracts for the period ended November 30, 2009.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At November 30, 2009, the fund had a net liability position of $413,490 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $350,000.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (“Agreements”) with other registered investment companies (each a “Purchaser”) managed by Putnam Management. Under the Agreements, the fund sold to the Purchasers the fund’s right to receive, in the aggregate, $11,983,721 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in each case in exchange for an initial payment plus (or minus) additional amounts based on the applicable Purchaser’s ultimate realized gain (or loss) on the Receivable. The Agreements are valued at fair value following procedures approved by the Trustees. All remaining payments under the agreement will be recorded as realized gain or loss.

In September 2006, ASC 820 was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of November 30, 2009:

			Valuation inputs

Investments in securities:		Level 1	Level 2	Level 3

Common stocks:

	Basic materials	$1,241,822	$-	$-

	Capital goods	--	--	29

	Communication services	1,392,505	--	--

	Conglomerates	--	--	12,165

	Consumer cyclicals	2,109,631	--	142

	Consumer staples	8,670,666	--	--

	Energy	3,944,823	--	--

	Financials	514,700	--	--

	Health care	3,188,830	--	--

	Technology	--	--	--

	Transportation	--	--	--

	Utilities and power	3,525,476	--	--

Total common stocks		24,588,453	--	12,336

Convertible bonds and notes		--	45,337,276	--

Convertible preferred stocks		--	9,738,158	--

Corporate bonds and notes		--	1,070,460,830	15,394

Foreign government bonds and notes		--	2,076,125	--

Mortgage-backed securities		--	208,750	--

Preferred stocks		--	2,653,040	--

Senior loans		--	102,284,292	--

Warrants		81,091	179,210	1

Short-term investments		13,490,560	349,892	--

Totals by level		$38,160,104	$1,233,287,573	$27,731

		Level 1	Level 2	Level 3

Other financial instruments:		$--	$(285,433)	$2,754,626

Other financial instruments include swaps, forward currency contracts and receivable purchase agreements.

The following is a reconciliation of Level 3 assets as of November 30, 2009:

Investments in securities:				Change in net		Net
	Balance as of	Accrued		unrealized	Net	transfers in	Balance as of
	August	discounts/	Realized	appreciation/	purchases/	and/or out	November
	31, 2009	premiums	gain/(loss)	(depreciation) †	sales	of Level 3	30, 2009

Common stocks:

Capital goods	$29	$--	$--	$--	$--	$--	$29

Communication services	2,201,506	--	--	--	--	(2,201,506)	--

Conglomerates	12,165	--	--	--	--	--	12,165

Consumer cyclicals	142	--	--	--	--	--	142

Total common stocks	$2,213,842	--	--	--	--	(2,201,506)	$12,336

Corporate bonds and notes	$12,502	--	--	(2,721,730)	--	2,724,622	$15,394

Warrants	$1	--	--	--	--	--	$1

Totals:	$2,226,345	$--	$--	$(2,721,730)	$--	$523,116	$27,731

† Includes ($2,721,730) related to Level 3 securities still held at period end.

				Change in net		Net
	Balance as of	Accrued		unrealized	Net	transfers in	Balance as of
	August	discounts/	Realized	appreciation/	purchases/	and/or out	November
	31, 2009 ††	premiums	gain/(loss)	(depreciation) †	sales	of Level 3	30, 2009 ††

Other financial instruments:	$2,993,534	$--	$--	$(238,908)	$--	$--	$2,754,626

† Includes $(238,908) related to Level 3 securities still held at period end.

†† Includes amount receivable under receivable purchase agreement.

Market Values of Derivative Instruments as of November 30, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under ASC 815	Market value	Market value

Credit contracts	$159,886	$188,586

Foreign exchange contracts	--	256,733

Total	$159,886	$445,319

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: January 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer
Date: January 28, 2010

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: January 28, 2010